SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K Amendment Number 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 5, 2010

TOMBSTONE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53515	51-0541963
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10001 Woodloch Forest Drive, Suite 325, The Woodlands, TX 77380
(Address of Principal Executive Offices) (Zip Code)

281-825-5000
Registrant's telephone number, including area code

5830 Highlands Drive, Longmont, CO 80503
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Tombstone Technologies, Inc. (the Company) is filing this Amendment to its current report on Form 8-K filed with the Securities and Exchange Commission (SEC) on November 5, 2010 to amend certain disclosures in Section 4, Item 4.01 and Section 9, Item 9.01 (d).

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Tombstone Technologies, Inc. (the Company) is filing this Amendment to its current report on Form 8-K filed with the Securities and Exchange Commission (SEC) on November 5, 2010 to amend certain disclosures in Section 4, Item 4.01 and Section 9, Item 9.01 (d).

On November 3, 2010 we dismissed our certifying accountant Cordovano & Honeck (C&H).  Our decision to dismiss C&H was recommended by executive management and approved by our Board of Directors (the Company has no Audit Committee). The decision to dismiss C&H was made in connection with our merger with Hunt Global Resources, Inc. (Hunt) as reported in our Form 8-K filed November 5, 2010.  C&H served as Tombstone's independent registered public accounting firm to audit the financial statements for the fiscal year ended December 31, 2009 and 2008. With the exception of an expressed uncertainty regarding our possible continuation as a going concern, the reports of C&H for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2009 and 2008 and subsequently to November 3, 2010, there were no disagreements with C&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to C&H's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company's consolidated financial statement for such years, and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.  We did not consult with C&H on any issues.

The Company has provided C&H with a copy of the foregoing disclosures and requested in writing that C&H furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. C&H has provided a new letter stating its agreement with our statements herein.

Ham Langston & Brezina, LLP (HLB) was the independent registered public accounting firm of Hunt.  In connection with our merger with Hunt, we appointed HLB as the successor independent registered public accounting firm on November 4, 2010.

Prior to such appointment, Hunt consulted with HLB with respect to the application of accounting principles to specified transactions, either completed or proposed only in HLB’s position as auditors in an auditor/client relationship and there were no disagreements with HLB with respect to the accounting principles applied to specified transactions by Hunt. Prior to their appointment as auditors, we did not consult HLB regarding the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided HLB with a copy of the foregoing disclosures and requested in writing that HLB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. HLB has provided a new letter stating its agreement with our statements herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

 (d)    Exhibits. The following is a complete list of exhibits filed as a part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 6.01 of Regulation S-K.

Exhibit	Description

16.1	Letter from Cordovano & Honeck*

16.2	Letter from Ham Langston & Brezina, LLP*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOMBSTONE TECHNOLOGIES, INC.

Date: November 16, 2010	By: /s/George T. Sharp
George T. Sharp
Chief Executive Officer

Date: November 16, 2010	By /s/John N. Bingham
John N. Bingham
Principal Accounting Officer and Acting Chief Financial Officer